EXHIBIT 10.7

Freddie Mac Loan Numbers: 70864428, 708644090, 708644384 and 708644082
Freddie Mac Deal Number: 150801
Freddie Mac Rollup Number: 504194674

SECOND ALLONGE AND AMENDMENT TO MULTIFAMILY REVOLVING CREDIT NOTE

THIS SECOND ALLONGE AND AMENDMENT TO MULTIFAMILY REVOLVING CREDIT NOTE (this “Allonge and Amendment”), dated effective as of September 23, 2015, is made a part of that certain $350,000,000.00 Multifamily Revolving Credit Note dated as of August 26, 2015, by STAR DELANO, LLC, a Delaware limited liability company (“STAR Delano”) and STAR MEADOWS, LLC, a Delaware limited liability company (“STAR Meadows”) in favor of PNC BANK, NATIONAL ASSOCIATION, a national banking association, its successors and assigns (“Lender”) as amended by that certain Allonge and Amendment to Revolving Credit Note among STAR Delano, STAR Meadows, STAR Cumberland, LLC, a Delaware limited liability company (“STAR Cumberland”) and Lender dated as of September 3, 2015 (as may be further amended from time to time, the “Note”). Capitalized terms used but not defined herein have the meanings given to those terms in the Note and the Credit Agreement.

1.
From and after the effective date of this Allonge and Amendment, STAR MONTICELLO, LLC, a Delaware limited liability company (“STAR Monticello”) is and shall be a “Borrower” under the Note. STAR Monticello, by its execution and delivery of this Allonge and Amendment, acknowledges and agrees that it has unconditionally assumed, jointly and severally with all other current and future parties comprising “Borrower” under the Note, all obligations of Borrower under the Note, and that it shall pay the Indebtedness and when required by the Note.

2.	The Note is hereby amended as follows:

Schedule A is revised as shown on Exhibit A attached hereto.

3.
This Allonge and Amendment is not intended to create a novation, and the Note remains in full force and effect. Nothing herein constitutes a release or discharge of the Note or of any of the obligations of any party thereunder. This Allonge and Amendment shall be attached to and made part of the Note.

Second Allonge and Amendment to Multifamily Revolving Credit Note	Page 1

IN WITNESS WHEREOF, the parties have executed this Allonge and Amendment as of the day and year first above written. The parties intend that this Allonge and Amendment shall be deemed to be signed and delivered as a sealed instrument.

[END OF PAGE – SIGNATURES TO FOLLOW]

Second Allonge and Amendment to Multifamily Revolving Credit Note	Page 2

STAR MONTICELLO:

STAR MONTICELLO, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, its Manager

By:	/s/ Kevin J.Keating
Name: Kevin J. Keating
Title: Treasurer

36-4769184
Borrower's Social Security
or Taxpayer Identification No.

Second Allonge and Amendment to Multifamily Revolving Credit Note	Page 3

STAR DELANO:

STAR DELANO, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, its Manager

By:	/s/ Kevin J.Keating
Name: Kevin J. Keating
Title: Treasurer

36-4769184
Borrower's Social Security
or Taxpayer Identification No.

Second Allonge and Amendment to Multifamily Revolving Credit Note	Page 4

STAR MEADOWS:

STAR MEADOWS, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, its Manager

By:	/s/ Kevin J.Keating
Name: Kevin J. Keating
Title: Treasurer

36-4769184
Borrower's Social Security
or Taxpayer Identification No.

Second Allonge and Amendment to Multifamily Revolving Credit Note	Page 5

STAR CUMBERLAND:

STAR CUMBERLAND, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, its Manager

By:	/s/ Kevin J.Keating
Name: Kevin J. Keating
Title: Treasurer

36-4769184
Borrower's Social Security
or Taxpayer Identification No.

Second Allonge and Amendment to Multifamily Revolving Credit Note	Page 6

LENDER:

PNC BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ Todd Weaver
Todd Weaver
Senior Vice President

Second Allonge and Amendment to Multifamily Revolving Credit Note	Page 7

EXHIBIT A

SCHEDULE A

BASE RATE BORROWING TRANCHES/PRIME RATE BORROWING TRANCHES

Date of Advance/ Repayment	Base Rate Borrowing Tranche	Repayment Amount	Principal Balance
August 26, 2015	$24,450,000.00

August 26, 2015	$28,875,000.00		$53,325,000.00

September 3, 2015	$22,125,000.00		$75,450,000.00

September 23, 2015	$39,150,000.00		$114,600,000.00

Date of Advance/ Repayment	Prime Rate Borrowing Tranche	Repayment Amount	Principal Balance

Second Allonge and Amendment to Multifamily Revolving Credit Note	Exhibit A